EX-99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2022 of RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Company”).

I, Patrick W. Galley, the President of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 8, 2022	/s/ Patrick W. Galley
Patrick W. Galley
President

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2022 of RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Company”).

I, Jonathan M. Mohrhardt, the Treasurer and Chief Financial Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 8, 2022	/s/ Jonathan M. Mohrhardt
Jonathan M. Mohrhardt
Treasurer and Chief Financial Officer

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.